UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2021

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, FirstEnergy Corp. (“FirstEnergy”) is subject to several lawsuits following the July 2020 federal criminal proceeding involving the now former Ohio House Speaker, Larry Householder, and other individuals and entities allegedly affiliated with Mr. Householder and relating to Ohio’s House Bill 6 (“HB 6 Criminal Proceedings”). Those civil lawsuits include the now consolidated lawsuits brought by the Ohio Attorney General (“OAG”), State of Ohio ex rel. Dave Yost, Ohio Attorney General v. FirstEnergy Corp., et al., and the cities of Cincinnati and Columbus (the “Cities”), City of Cincinnati and City of Columbus v. FirstEnergy Corp., et al., in the Franklin County Court of Common Pleas (“Consolidated Civil Cases”). On January 13, 2021, the OAG filed a motion for temporary restraining order and preliminary injunction seeking, among other things, to: (i) restrain and enjoin FirstEnergy and FirstEnergy’s Ohio utilities, Ohio Edison Company, The Cleveland Electric Illuminating Company, and The Toledo Edison Company (collectively, the “Ohio Companies”), from collecting revenue under the decoupling riders permitted under Ohio House Bill 6; and (ii) refund to the Ohio Companies’ customers amounts previously collected under the decoupling riders. On January 31, 2021, FirstEnergy reached a settlement with the OAG and the Cities with respect to the temporary restraining order and preliminary injunction request and related issues. In connection with the settlement, the Ohio Companies filed an application on February 1, 2021, with the Public Utilities Commission of Ohio (“PUCO”) to set their respective decoupling riders (Rider CSR) to zero. Within five business days of any PUCO order approving the application, the Ohio Companies will ensure that no additional customer bills will include new decoupling rider charges. FirstEnergy expects to set the Ohio Companies’ remaining Rider CSR regulatory asset balance of approximately $110 million to $0.

In the absence of the decoupling riders permitted under Ohio House Bill 6, the Ohio Companies believe they would have collected lost distribution revenue estimated at $85 million for the year ended December 31, 2020. However, there can be no assurance that the PUCO would authorize the Ohio Companies in any future proceedings to recover such lost distribution revenue. The Ohio Companies continue to evaluate their approach to regulatory filings in Ohio associated with the lost distribution revenue and other matters.

In addition, promptly after any PUCO order approving the application, the OAG, the Cities, and FirstEnergy will submit a proposed agreed order in the Consolidated Civil Cases: (i) withdrawing the OAG’s motion for temporary restraining order and preliminary injunction; (ii) staying the Consolidated Civil Cases until final resolution of all HB 6 Criminal Proceedings; and (iii) granting the Cities’ pending motion for leave to file an amended complaint adding the cities of Dayton and Toledo as parties to the Cities’ lawsuit.

Forward-Looking Statements:
This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations, including with respect to possible actions by the PUCO to authorize the Ohio Companies to recover certain lost distribution revenue in a timely or sufficient manner. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ultimate outcome of ongoing settlement negotiations with PUCO, including with respect to the Ohio Companies’ application with PUCO to set their respective decoupling riders to zero, as well as any subsequent actions by PUCO to authorize the Ohio Companies to recover certain lost distribution revenue in a timely or sufficient manner, the results of our ongoing internal investigation and evaluation of our controls framework; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories, volatile capital and credit markets, legislative and regulatory actions, the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, executing our transmission and distribution investment plans, controlling costs, improving our credit metrics, strengthening our balance sheet and growing earnings and maintaining financial flexibility; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2021

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer